Exhibit 99.2

PMA Capital Corporation
Statistical Supplement
Second Quarter - 2010

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data - Second Quarter	1
Selected Financial Data - Year-to-date	2
Consolidated Statements of Operations - Per Share Data	3
Consolidated Statements of Operations - Second Quarter	5
Consolidated Statements of Operations - Year-to-date	6
Consolidated Balance Sheets	7
Selected Balance Sheet Items - Fronting Arrangements; Rollforward of Deferred Policy
Acquisition Costs - PMA Insurance Group; Assets and Liabilities of Discontinued Operations	8
Invested Assets and Net Investment Income; Debt	9

Segment Information:
Statements of Operations - Consolidating - Year-to-date	11 - 12
Statements of Operations - Consolidating - Second Quarter	13 - 14
Statements of Operations - PMA Insurance Group	15
Insurance Ratios - PMA Insurance Group	16
Components of Direct Premiums Written - PMA Insurance Group	17
Statements of Operations - Fee-based Business	18
Statements of Operations - Corporate & Other	19
Statements of Operations - Discontinued Operations	20

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	21
Operating Cash Flows - PMA Insurance Group	22
Operating Cash Flows - Fee-based Business	23

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	24

Other Information:
Industry Ratings and Market Information	25

Legend:
NM - Not Meaningful

Operating income, which we define as GAAP net income excluding net realized investment gains and losses and the results from discontinued operations, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our businesses.  Net realized investment activity is excluded because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments.  Operating income does not replace net income as the GAAP measure of our consolidated results of operations.  See pages 1 and 2  for reconciliations of operating results by segment to GAAP net income.

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	2nd	3rd	4th	1st	2nd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	2nd
	2009	2009	2009	2010	2010	Quarter

Direct Premiums Written	$108,994	$161,965	$118,272	$170,730	$108,236	-0.7%

Net Premiums Written	$80,302	$119,259	$84,366	$128,245	$75,401	-6.1%

Revenues:
Net premiums earned	$106,949	$102,428	$100,464	$103,496	$100,031	-6.5%
Claims service revenues	16,835	17,112	17,998	17,883	18,374	9.1%
Commission income	2,117	2,747	2,515	3,092	2,345	10.8%
Net investment income	9,561	9,522	9,336	9,120	8,734	-8.6%
Net realized investment gains (losses)	(472)	795	(558)	426	1,134	NM
Other revenues	190	259	458	392	394	NM
Total revenues	$135,180	$132,863	$130,213	$134,409	$131,012	-3.1%

Major Components of Net Income:
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$9,965	$13,616	$4,282	$14,267	$6,998	-29.8%
Fee-based Business	1,525	1,574	2,096	2,305	1,209	-20.7%
Corporate & Other	(5,167)	(4,768)	(4,192)	(4,366)	(6,023)	-16.6%
Pre-tax operating income	6,323	10,422	2,186	12,206	2,184	-65.5%
Income tax expense (benefit)	2,249	3,690	(19,680)	4,389	798	-64.5%
After-tax operating income	4,074	6,732	21,866	7,817	1,386	-66.0%
Net realized investment gains (losses) after tax	(307)	517	(363)	277	737	NM
Income from continuing operations	3,767	7,249	21,503	8,094	2,123	-43.6%
Loss from discontinued operations after tax	(1,165)	(40)	(18,318)	-	-	NM
Net income	$2,602	$7,209	$3,185	$8,094	$2,123	-18.4%

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.13	$0.21	$0.68	$0.24	$0.05	-61.5%
Realized gains (losses) after tax	(0.01)	0.01	(0.01)	0.01	0.02	NM
Income from continuing operations	0.12	0.22	0.67	0.25	0.07	-41.7%
Loss from discontinued operations after tax	(0.04)	-	(0.57)	-	-	NM
Net income	$0.08	$0.22	$0.10	$0.25	$0.07	-12.5%

Capitalization:
Debt	$129,380	$129,380	$143,380	$137,445	$132,445	2.4%
Shareholders' equity excluding FAS 115 unrealized gain (loss)	377,505	384,958	392,005	400,349	402,801	6.7%
Total capitalization excluding FAS 115 unrealized gain (loss)	506,885	514,338	535,385	537,794	535,246	5.6%
FAS 115 unrealized gain (loss)	(8,507)	14,214	9,792	17,781	26,400	NM
Total capitalization including FAS 115 unrealized gain (loss)	$498,378	$528,552	$545,177	$555,575	$561,646	12.7%

Book Value Per Share:
Excluding FAS 115 unrealized gain (loss)	$11.71	$11.94	$12.15	$12.41	$12.48	6.6%
Including FAS 115 unrealized gain (loss)	$11.45	$12.38	$12.46	$12.96	$13.30	16.2%

Debt to Total Capital:
Excluding FAS 115 unrealized gain (loss)	25.5%	25.2%	26.8%	25.6%	24.7%	-3.1%
Including FAS 115 unrealized gain (loss)	26.0%	24.5%	26.3%	24.7%	23.6%	-9.2%

Interest Coverage:
Income from continuing operations before interest
and income taxes to interest expense	3.36	5.63	1.68	6.04	2.33	-30.7%

Operating income from continuing operations before
interest and income taxes to interest expense	3.55	5.30	1.92	5.87	1.87	-47.3%

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Six	Six	% Change
	Months	Months	Six
	2010	2009	Months

Direct Premiums Written	$278,966	$270,959	3.0%

Net Premiums Written	$203,646	$198,280	2.7%

Revenues:
Net premiums earned	$203,527	$211,879	-3.9%
Claims service revenues	36,257	32,519	11.5%
Commission income	5,437	5,580	-2.6%
Net investment income	17,854	18,018	-0.9%
Net realized investment gains	1,560	277	NM
Other revenues	786	366	NM
Total revenues	$265,421	$268,639	-1.2%

Major Components of Net Income:
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$21,265	$25,152	-15.5%
Fee-based Business	3,514	3,538	-0.7%
Corporate & Other	(10,389)	(10,167)	-2.2%
Pre-tax operating income	14,390	18,523	-22.3%
Income tax expense	5,187	6,633	-21.8%
After-tax operating income	9,203	11,890	-22.6%
Net realized investment gains after tax	1,014	180	NM
Income from continuing operations	10,217	12,070	-15.4%
Loss from discontinued operations after tax	-	(1,251)	NM
Net income	$10,217	$10,819	-5.6%

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.29	$0.37	-21.6%
Realized gains after tax	0.03	0.01	NM
Income from continuing operations	0.32	0.38	-15.8%
Loss from discontinued operations after tax	-	(0.04)	NM
Net income	$0.32	$0.34	-5.9%

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2009	2009	2009	2010	2010	2010	2009

Diluted Earnings (Loss) Per Share:

Pre-tax operating income	$0.20	$0.32	$0.07	$0.38	$0.07	$0.45	$0.58

After-tax operating income	$0.13	$0.21	$0.68	$0.24	$0.05	$0.29	$0.37

Income from continuing operations	$0.12	$0.22	$0.67	$0.25	$0.07	$0.32	$0.38

Loss from discontinued operations after tax	(0.04)	-	(0.57)	-	-	-	(0.04)

Net income	$0.08	$0.22	$0.10	$0.25	$0.07	$0.32	$0.34

Diluted weighted average common
shares outstanding	32,231,391	32,244,469	32,250,573	32,260,938	32,288,566	32,276,300	32,126,451

Dividends declared:
Class A Common Stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	32,238,944	32,241,620	32,251,120	32,251,120	32,281,576	32,281,576	32,238,944

Class A Common Stock prices:
High	$5.35	$6.33	$7.44	$6.89	$7.65	$7.65	$7.20
Low	$3.70	$4.27	$4.64	$5.60	$6.02	$5.60	$3.50
Close	$4.55	$5.69	$6.30	$6.14	$6.55	$6.55	$4.55

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PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	2nd
	2009	2009	2009	2010	2010	Quarter

Gross Premiums Written	$113,424	$164,339	$119,433	$171,905	$109,858	-3.1%

Net Premiums Written	$80,302	$119,259	$84,366	$128,245	$75,401	-6.1%

Revenues:
Net premiums earned	$106,949	$102,428	$100,464	$103,496	$100,031	-6.5%
Claims service revenues	16,835	17,112	17,998	17,883	18,374	9.1%
Commission income	2,117	2,747	2,515	3,092	2,345	10.8%
Net investment income	9,561	9,522	9,336	9,120	8,734	-8.6%
Net realized investment gains (losses)	(472)	795	(558)	426	1,134	NM
Other revenues	190	259	458	392	394	NM
Total revenues	135,180	132,863	130,213	134,409	131,012	-3.1%

Expenses:
Losses and loss adjustment expenses	73,494	70,158	71,783	75,070	70,340	-4.3%
Acquisition expenses	19,508	16,046	17,282	18,047	17,595	-9.8%
Operating expenses	31,540	30,235	34,213	25,632	35,206	11.6%
Dividends to policyholders	2,311	2,786	2,918	524	2,051	-11.3%
Interest expense	2,476	2,421	2,389	2,504	2,502	1.1%
Total losses and expenses	129,329	121,646	128,585	121,777	127,694	-1.3%

Pre-tax income	5,851	11,217	1,628	12,632	3,318	-43.3%

Income tax expense (benefit):
Current	265	220	(412)	254	263	-0.8%
Deferred	1,819	3,748	(19,463)	4,284	932	-48.8%

Total income tax expense (benefit)	2,084	3,968	(19,875)	4,538	1,195	-42.7%

Income from continuing operations	3,767	7,249	21,503	8,094	2,123	-43.6%

Loss from discontinued operations after tax	(1,165)	(40)	(18,318)	-	-	NM

Net income	$2,602	$7,209	$3,185	$8,094	$2,123	-18.4%

Pre-tax operating income from continuing operations	$6,323	$10,422	$2,186	$12,206	$2,184	-65.5%

After-tax operating income from continuing operations	$4,074	$6,732	$21,866	$7,817	$1,386	-66.0%

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	Six	Six	% Change
	Months	Months	Six
	2010	2009	Months

Gross Premiums Written	$281,763	$277,494	1.5%

Net Premiums Written	$203,646	$198,280	2.7%

Revenues:
Net premiums earned	$203,527	$211,879	-3.9%
Claims service revenues	36,257	32,519	11.5%
Commission income	5,437	5,580	-2.6%
Net investment income	17,854	18,018	-0.9%
Net realized investment gains	1,560	277	NM
Other revenues	786	366	NM
Total revenues	265,421	268,639	-1.2%

Expenses:
Losses and loss adjustment expenses	145,410	149,269	-2.6%
Acquisition expenses	35,642	36,706	-2.9%
Operating expenses	60,838	55,925	8.8%
Dividends to policyholders	2,575	2,957	-12.9%
Interest expense	5,006	4,982	0.5%
Total losses and expenses	249,471	249,839	-0.1%

Pre-tax income	15,950	18,800	-15.2%

Income tax expense:
Current	517	509	1.6%
Deferred	5,216	6,221	-16.2%

Total income tax expense	5,733	6,730	-14.8%

Income from continuing operations	10,217	12,070	-15.4%

Loss from discontinued operations after tax	-	(1,251)	NM

Net income	$10,217	$10,819	-5.6%

Pre-tax operating income from continuing operations	$14,390	$18,523	-22.3%

After-tax operating income from continuing operations	$9,203	$11,890	-22.6%

PMA Capital Corporation
Consolidated Balance Sheets
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2009	2009	2009	2010	2010

Assets:
Investments in fixed maturities available for sale	$737,606	$817,089	$791,355	$800,612	$778,747
Short-term investments	38,103	62,004	41,072	25,921	25,854
Other investments	21,073	22,669	30,226	31,205	33,701
Total investments	796,782	901,762	862,653	857,738	838,302

Cash	10,163	13,887	11,059	13,583	15,933
Accrued investment income	7,221	6,918	7,352	7,663	6,852
Premiums receivable	236,663	246,871	238,650	275,122	251,566
Reinsurance receivables	855,161	807,245	827,458	839,723	854,522
Prepaid reinsurance premiums	37,271	40,883	35,788	40,363	36,351
Deferred income taxes, net	126,397	110,358	139,782	131,097	125,381
Deferred acquisition costs	39,364	42,583	39,124	44,820	40,677
Funds held by reinsureds	54,312	56,623	58,935	61,573	64,299
Intangible assets	30,165	29,961	29,757	29,553	29,349
Other assets	123,460	126,015	112,181	108,476	108,776
Assets of discontinued operations	208,272	192,431	-	-	-
Total assets	$2,525,231	$2,575,537	$2,362,739	$2,409,711	$2,372,008

Liabilities:
Unpaid losses and loss adjustment expenses	$1,271,089	$1,259,940	$1,269,685	$1,274,006	$1,267,408
Unearned premiums	241,508	261,952	240,759	270,083	241,441
Debt	129,380	129,380	143,380	137,445	132,445
Accounts payable, accrued expenses
and other liabilities	222,359	250,304	249,787	238,493	243,759
Reinsurance funds held and balances payable	53,327	52,914	51,331	65,610	51,905
Dividends to policyholders	6,022	6,177	6,000	5,944	5,849
Liabilities of discontinued operations	232,548	215,698	-	-	-
Total liabilities	2,156,233	2,176,365	1,960,942	1,991,581	1,942,807

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	112,264	112,349	111,841	111,906	111,759
Retained earnings	145,500	152,670	155,747	163,841	165,614
Accumulated other comprehensive income (loss)	(36,814)	(13,947)	(14,060)	(5,886)	3,001
Treasury stock, at cost	(23,042)	(22,990)	(22,821)	(22,821)	(22,263)
Total shareholders' equity	368,998	399,172	401,797	418,130	429,201
Total liabilities and shareholders' equity	$2,525,231	$2,575,537	$2,362,739	$2,409,711	$2,372,008

PMA Capital Corporation
Selected Balance Sheet Items - Fronting Arrangements
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2009	2009	2009	2010	2010

Assets
Premiums receivable	$36,670	$33,337	$38,756	$46,005	$41,673
Reinsurance receivables	53,675	58,107	59,579	61,431	71,811
Prepaid reinsurance premiums	23,072	20,346	20,685	23,778	21,810
Deferred acquisition costs	1,081	902	964	1,109	1,002
Other assets	7,269	6,684	7,161	4,031	3,904

Liabilities
Unpaid losses and loss adjustment expenses	$57,367	$62,642	$65,165	$67,440	$79,150
Unearned premiums	26,866	23,512	24,073	27,794	25,458
Reinsurance funds held and balances payable	26,951	23,138	27,176	31,663	27,751
Other liabilities	12,081	12,620	14,481	11,879	13,176

PMA Capital Corporation
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2009	2009	2009	2010	2010

Balance Sheet
Balance, beginning of period	$44,857	$39,364	$42,583	$39,124	$44,820

Policy acquisition costs deferred	14,036	19,312	13,849	23,810	13,484
Amortization of policy acquisition costs	(19,529)	(16,093)	(17,308)	(18,114)	(17,627)
Net change	(5,493)	3,219	(3,459)	5,696	(4,143)

Balance, end of period	$39,364	$42,583	$39,124	$44,820	$40,677

PMA Capital Corporation
Assets and Liabilities of Discontinued Operations
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2009	2009	2009	2010	2010

Assets
Investments	$110,736	$100,296	$-	$-	$-
Cash	1,271	494	-	-	-
Reinsurance receivables	89,361	81,887	-	-	-
Other assets	6,904	9,754	-	-	-
Assets of discontinued operations	$208,272	$192,431	$-	$-	$-

Liabilities
Unpaid losses and loss adjustment expenses	$206,743	$193,051	$-	$-	$-
Other liabilities	25,805	22,647	-	-	-
Liabilities of discontinued operations	$232,548	$215,698	$-	$-	$-

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollar Amounts in Thousands)

		2nd	3rd	4th	1st	2nd	Six	Six
		Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
		2009	2009	2009	2010	2010	2010	2009

Total Investments & Cash
As reported		$806,945	$915,649	$873,712	$871,321	$854,235	$854,235	$806,945
Less:
	Unrealized gain (loss) on
	fixed maturities available for sale	(13,563)	19,501	12,201	23,873	37,356	37,356	(13,563)
	Unrealized gain on other investments	475	2,367	2,863	3,483	3,259	3,259	475
	Total adjusted investments & cash	$820,033	$893,781	$858,648	$843,965	$813,620	$813,620	$820,033

Net Investment Income
As reported		$9,561	$9,522	$9,336	$9,120	$8,734	$17,854	$18,018
Less:
	Interest on funds held and other	(511)	(463)	(406)	(361)	(482)	(843)	(1,130)
	Total adjusted investment income	$10,072	$9,985	$9,742	$9,481	$9,216	$18,697	$19,148

Yield
As reported		4.77%	4.42%	4.17%	4.18%	4.05%	4.12%	4.53%
Investment portfolio		4.87%	4.66%	4.45%	4.45%	4.45%	4.46%	4.66%

Duration (in years)		4.3	4.2	4.3	4.2	3.9	3.9	4.3

PMA Capital Corporation
Debt
(Dollar Amounts in Thousands)

		Amount
		Outstanding	Maturity
	Trust preferred debt 1	$62,500	2033 - 2037
	8.50% senior notes	54,900	2018
	Notes payable	5,000	20113
	Surplus notes 2	10,000	2035
	4.25% convertible debt	45	20224
	Total long-term debt	$132,445

1	Weighted average interest rate on trust preferred debt is 4.45% as of June 30, 2010.
2	Interest rate on surplus notes is 4.84% as of June 30, 2010.
3	Notes payable are for capital contributions to our former run-off operations, the last installment of which is payable in June 2011.
4
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

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PMA Capital Corporation
Statements of Operations - Consolidating
Six Months Ended June 30, 2010
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$282,055	$-	$(292)	$281,763

Net Premiums Written	$203,938	$-	$(292)	$203,646

Revenues:
Net premiums earned	$203,819	$-	$(292)	$203,527
Claims service revenues	-	36,289	(32)	36,257
Commission income	-	5,536	(99)	5,437
Net investment income	18,049	104	(299)	17,854
Other revenues	-	773	13	786
Total operating revenues	221,868	42,702	(709)	263,861

Losses and Expenses:
Losses and loss adjustment expenses	145,410	-	-	145,410
Acquisition expenses	35,741	-	(99)	35,642
Operating expenses	16,631	39,188	5,019	60,838
Dividends to policyholders	2,575	-	-	2,575
Total losses and expenses	200,357	39,188	4,920	244,465

Operating income (loss) before income taxes
and interest expense	21,511	3,514	(5,629)	19,396

Interest expense	246	-	4,760	5,006

Pre-tax operating income (loss)	$21,265	$3,514	$(10,389)	14,390

Net realized investment gains				1,560

Pre-tax income				$15,950

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Six Months Ended June 30, 2009
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$277,784	$-	$(290)	$277,494

Net Premiums Written	$198,570	$-	$(290)	$198,280

Revenues:
Net premiums earned	$212,169	$-	$(290)	$211,879
Claims service revenues	-	33,117	(598)	32,519
Commission income	-	5,607	(27)	5,580
Net investment income	17,968	187	(137)	18,018
Other revenues	-	337	29	366
Total operating revenues	230,137	39,248	(1,023)	268,362

Losses and Expenses:
Losses and loss adjustment expenses	149,269	-	-	149,269
Acquisition expenses	36,746	-	(40)	36,706
Operating expenses	15,710	35,710	4,505	55,925
Dividends to policyholders	2,957	-	-	2,957
Total losses and expenses	204,682	35,710	4,465	244,857

Operating income (loss) before income taxes
and interest expense	25,455	3,538	(5,488)	23,505

Interest expense	303	-	4,679	4,982

Pre-tax operating income (loss)	$25,152	$3,538	$(10,167)	18,523

Net realized investment gains				277

Pre-tax income				$18,800

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended June 30, 2010
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$110,012	$-	$(154)	$109,858

Net Premiums Written	$75,555	$-	$(154)	$75,401

Revenues:
Net premiums earned	$100,185	$-	$(154)	$100,031
Claims service revenues	-	18,394	(20)	18,374
Commission income	-	2,377	(32)	2,345
Net investment income	8,824	61	(151)	8,734
Other revenues	-	385	9	394
Total operating revenues	109,009	21,217	(348)	129,878

Losses and Expenses:
Losses and loss adjustment expenses	70,340	-	-	70,340
Acquisition expenses	17,627	-	(32)	17,595
Operating expenses	11,869	20,008	3,329	35,206
Dividends to policyholders	2,051	-	-	2,051
Total losses and expenses	101,887	20,008	3,297	125,192

Operating income (loss) before income taxes
and interest expense	7,122	1,209	(3,645)	4,686

Interest expense	124	-	2,378	2,502

Pre-tax operating income (loss)	$6,998	$1,209	$(6,023)	2,184

Net realized investment gains				1,134

Pre-tax income				$3,318

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended June 30, 2009
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other1	Consolidated

Gross Premiums Written	$113,566	$-	$(142)	$113,424

Net Premiums Written	$80,444	$-	$(142)	$80,302

Revenues:
Net premiums earned	$107,091	$-	$(142)	$106,949
Claims service revenues	-	17,122	(287)	16,835
Commission income	-	2,132	(15)	2,117
Net investment income	9,502	101	(42)	9,561
Other revenues	-	167	23	190
Total operating revenues	116,593	19,522	(463)	135,652

Losses and Expenses:
Losses and loss adjustment expenses	73,494	-	-	73,494
Acquisition expenses	19,529	-	(21)	19,508
Operating expenses	11,151	17,997	2,392	31,540
Dividends to policyholders	2,311	-	-	2,311
Total losses and expenses	106,485	17,997	2,371	126,853

Operating income (loss) before income taxes
and interest expense	10,108	1,525	(2,834)	8,799

Interest expense	143	-	2,333	2,476

Pre-tax operating income (loss)	$9,965	$1,525	$(5,167)	6,323

Net realized investment losses				(472)

Pre-tax income				$5,851

1	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2009	2009	2009	2010	2010	2010	2009	Quarter	Months

Gross Premiums Written	$113,566	$164,497	$119,575	$172,043	$110,012	$282,055	$277,784	-3.1%	1.5%

Net Premiums Written	$80,444	$119,417	$84,508	$128,383	$75,555	$203,938	$198,570	-6.1%	2.7%

Revenues:
Net premiums earned	$107,091	$102,586	$100,606	$103,634	$100,185	$203,819	$212,169	-6.4%	-3.9%
Net investment income	9,502	9,415	9,307	9,225	8,824	18,049	17,968	-7.1%	0.5%
Other revenues	-	-	166	-	-	-	-	NM	NM
Total operating revenues	116,593	112,001	110,079	112,859	109,009	221,868	230,137	-6.5%	-3.6%

Losses and Expenses:
Losses and loss adjustment expenses	73,494	70,158	71,783	75,070	70,340	145,410	149,269	-4.3%	-2.6%
Acquisition expenses	19,529	16,093	17,308	18,114	17,627	35,741	36,746	-9.7%	-2.7%
Operating expenses	11,151	9,213	13,662	4,762	11,869	16,631	15,710	6.4%	5.9%
Dividends to policyholders	2,311	2,786	2,918	524	2,051	2,575	2,957	-11.3%	-12.9%
Total losses and expenses	106,485	98,250	105,671	98,470	101,887	200,357	204,682	-4.3%	-2.1%

Operating income before income taxes
and interest expense	10,108	13,751	4,408	14,389	7,122	21,511	25,455	-29.5%	-15.5%

Interest expense	143	135	126	122	124	246	303	-13.3%	-18.8%

Pre-tax operating income	$9,965	$13,616	$4,282	$14,267	$6,998	$21,265	$25,152	-29.8%	-15.5%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	2nd	3rd	4th	1st	2nd	Six	Six	Point Chg.	Point Chg.
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd Quarter	Six Months
	2009	2009	2009	2010	2010	2010	2009	Better (Worse)	Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	68.6%	68.4%	71.4%	72.4%	70.2%	71.3%	70.4%	(1.6)	(0.9)

Expense ratio:
Acquisition expenses	18.2%	15.7%	17.2%	17.5%	17.6%	17.5%	17.3%	0.6	(0.2)
Operating expenses	10.4%	9.0%	13.5%	4.6%	11.9%	8.2%	7.4%	(1.5)	(0.8)
Total expense ratio	28.6%	24.7%	30.7%	22.1%	29.5%	25.7%	24.7%	(0.9)	(1.0)

Policyholders' dividend ratio	2.2%	2.7%	2.9%	0.5%	2.0%	1.3%	1.4%	0.2	0.1
Combined ratio	99.4%	95.8%	105.0%	95.0%	101.7%	98.3%	96.5%	(2.3)	(1.8)

Net investment income ratio	-8.9%	-9.2%	-9.3%	-8.9%	-8.8%	-8.9%	-8.5%	(0.1)	0.4
Operating ratio	90.5%	86.6%	95.7%	86.1%	92.9%	89.4%	88.0%	(2.4)	(1.4)

PMA Capital Corporation
Components of Direct Premiums Written - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	Six	Twelve
	Quarter	Quarter	Quarter	Quarter	Months	Months
	2008	2008	2008	2008	2008	2008

Direct premium production	$146,608	$96,736	$150,547	$112,296	$243,344	$506,187
Fronting premiums	8,143	2,113	2,776	21,800	10,256	34,832
Premium adjustments	(14,198)	370	(5,008)	(4,261)	(13,828)	(23,097)
Direct premiums written	$140,553	$99,219	$148,315	$129,835	$239,772	$517,922

	1st	2nd	3rd	4th	Six	Twelve
	Quarter	Quarter	Quarter	Quarter	Months	Months
	2009	2009	2009	2009	2009	2009

Direct premium production	$147,367	$102,212	$154,754	$108,169	$249,579	$512,502
Fronting premiums	19,622	9,677	10,890	14,497	29,299	54,686
Premium adjustments	(4,876)	(2,753)	(3,521)	(4,252)	(7,629)	(15,402)
Direct premiums written	$162,113	$109,136	$162,123	$118,414	$271,249	$551,786

	1st	2nd			Six
	Quarter	Quarter			Months
	2010	2010			2010

Direct premium production	$157,092	$107,038			$264,130
Fronting premiums	15,795	9,457			25,252
Premium adjustments	(2,019)	(8,105)			(10,124)
Direct premiums written	$170,868	$108,390			$279,258

PMA Capital Corporation
Statements of Operations - Fee-based Business
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2009	2009	2009	2010	2010	2010	2009	Quarter	Months

Revenues:
Claims service revenues	$17,122	$17,398	$18,236	$17,895	$18,394	$36,289	$33,117	7.4%	9.6%
Commission income	2,132	2,777	2,572	3,159	2,377	5,536	5,607	11.5%	-1.3%
Net investment income	101	142	15	43	61	104	187	-39.6%	-44.4%
Other revenues	167	236	208	388	385	773	337	NM	NM
Total operating revenues	19,522	20,553	21,031	21,485	21,217	42,702	39,248	8.7%	8.8%

Expenses:
Operating expenses	17,997	18,979	18,935	19,180	20,008	39,188	35,710	11.2%	9.7%
Total expenses	17,997	18,979	18,935	19,180	20,008	39,188	35,710	11.2%	9.7%

Pre-tax operating income	$1,525	$1,574	$2,096	$2,305	$1,209	$3,514	$3,538	-20.7%	-0.7%

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2009	2009	2009	2010	2010	2010	2009	Quarter	Months

Gross Premiums Written	$(142)	$(158)	$(142)	$(138)	$(154)	$(292)	$(290)	-8.5%	-0.7%

Net Premiums Written	$(142)	$(158)	$(142)	$(138)	$(154)	$(292)	$(290)	-8.5%	-0.7%

Revenues:
Net premiums earned	$(142)	$(158)	$(142)	$(138)	$(154)	$(292)	$(290)	-8.5%	-0.7%
Claims service revenues	(287)	(286)	(238)	(12)	(20)	(32)	(598)	93.0%	94.6%
Commission income	(15)	(30)	(57)	(67)	(32)	(99)	(27)	NM	NM
Net investment income	(42)	(35)	14	(148)	(151)	(299)	(137)	NM	NM
Other revenues	23	23	84	4	9	13	29	-60.9%	-55.2%
Total operating revenues	(463)	(486)	(339)	(361)	(348)	(709)	(1,023)	24.8%	30.7%

Expenses:
Acquisition expenses	(21)	(47)	(26)	(67)	(32)	(99)	(40)	-52.4%	NM
Operating expenses	2,392	2,043	1,616	1,690	3,329	5,019	4,505	39.2%	11.4%
Total expenses	2,371	1,996	1,590	1,623	3,297	4,920	4,465	39.1%	10.2%

Operating loss before income taxes
and interest expense	(2,834)	(2,482)	(1,929)	(1,984)	(3,645)	(5,629)	(5,488)	-28.6%	-2.6%

Interest expense	2,333	2,286	2,263	2,382	2,378	4,760	4,679	1.9%	1.7%

Pre-tax operating loss	$(5,167)	$(4,768)	$(4,192)	$(4,366)	$(6,023)	$(10,389)	$(10,167)	-16.6%	-2.2%

PMA Capital Corporation
Statements of Operations - Discontinued Operations
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2009	2009	2009	2010	2010	2010	2009	Quarter	Months

Gross Premiums Written	$2,093	$384	$(485)	$-	$-	$-	$2,559	NM	NM

Net Premiums Written	$1,798	$360	$(755)	$-	$-	$-	$1,711	NM	NM

Revenues:
Net premiums earned	$1,673	$(2)	$-	$-	$-	$-	$2,290	NM	NM
Net investment income	(937)	(1,066)	6,908	-	-	-	(1,815)	NM	NM
Total operating revenues	736	(1,068)	6,908	-	-	-	475	NM	NM

Losses and Expenses:
Losses and loss adjustment expenses	1,910	(175)	33	-	-	-	2,039	NM	NM
Acquisition expenses	120	104	14	-	-	-	1,319	NM	NM
Operating expenses	2,397	2,101	4,945	-	-	-	4,974	NM	NM
Impairment charge / valuation adjustment	(2,172)	(2,722)	29,673	-	-	-	(6,559)	NM	NM
Total losses and expenses	2,255	(692)	34,665	-	-	-	1,773	NM	NM

Pre-tax operating loss from discontinued operations	(1,519)	(376)	(27,757)	-	-	-	(1,298)	NM	NM

Income tax benefit	(530)	(133)	(9,715)	-	-	-	(453)	NM	NM

After-tax operating loss from discontinued operations	(989)	(243)	(18,042)	-	-	-	(845)	NM	NM

Realized gains (losses) after tax	(176)	203	(276)	-	-	-	(406)	NM	NM

Loss from discontinued operations	$(1,165)	$(40)	$(18,318)	$-	$-	$-	$(1,251)	NM	NM

Note: The net results from discontinued operations are reported as a separate line item below "Income from continuing operations" in the consolidated statements of operations.

PMA Capital Corporation
Operating Cash Flows - Consolidated
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2009	2009	2009	2010	2010	2010	2009

Receipts:
Premiums collected	$96,214	$105,816	$89,289	$103,512	$82,574	$186,086	$205,303
Claims service, commissions and other revenues	18,203	21,658	15,909	24,398	21,432	45,830	40,479
Investment income received	9,164	10,124	9,430	10,057	10,414	20,471	18,953
Total receipts	123,581	137,598	114,628	137,967	114,420	252,387	264,735

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	18,874	25,500	35,347	6,556	19,352	25,908	24,139
Losses and LAE paid - prior years	63,486	6,931	49,219	77,515	69,894	147,409	124,638
Total losses and LAE paid	82,360	32,431	84,566	84,071	89,246	173,317	148,777
Operating expenses paid	41,332	43,129	42,596	53,419	45,476	98,895	88,239
Commissions and premiums paid	2,090	3,270	(4,117)	3,939	991	4,930	3,770
Policyholders' dividends paid	2,401	1,264	1,633	1,279	1,291	2,570	3,264
Interest on corporate debt	2,437	2,388	2,344	2,460	2,457	4,917	4,963
Total disbursements	130,620	82,482	127,022	145,168	139,461	284,629	249,013

Net other	(1,459)	4,976	3,262	(559)	2,688	2,129	(2,088)

Net operating cash flows from continuing operations	(8,498)	60,092	(9,132)	(7,760)	(22,353)	(30,113)	13,634
Net operating cash flows from discontinued operations	(25,656)	(12,549)	(15,799)	-	-	-	(40,398)
Net operating cash flows	$(34,154)	$47,543	$(24,931)	$(7,760)	$(22,353)	$(30,113)	$(26,764)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(Dollar Amounts in Thousands)

	2nd	3rd		4th	1st	2nd	Six	Six
	Quarter	Quarter		Quarter	Quarter	Quarter	Months	Months
	2009	2009		2009	2010	2010	2010	2009

Receipts:
Premiums collected	$96,214	$105,816		$89,289	$103,512	$82,574	$186,086	$205,303
Investment income received	9,062	9,985		9,417	10,017	10,350	20,367	18,765
Total receipts	105,276	115,801		98,706	113,529	92,924	206,453	224,068

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	18,874	25,500		35,347	6,556	19,352	25,908	24,139
Losses and LAE paid - prior years	63,486	6,931	1	49,219	77,515	69,894	147,409	124,638
Total losses and LAE paid	82,360	32,431		84,566	84,071	89,246	173,317	148,777
Operating expenses paid	27,192	24,079		27,792	32,676	27,664	60,340	57,252
Policyholders' dividends paid	2,401	1,264		1,633	1,279	1,291	2,570	3,264
Interest on corporate debt	144	139		126	122	119	241	338
Total disbursements	112,097	57,913		114,117	118,148	118,320	236,468	209,631

Net other	501	(3,712)		(11,932)	1,005	(2,349)	(1,344)	(704)

Net operating cash flows	$(6,320)	$54,176		$(27,343)	$(3,614)	$(27,745)	$(31,359)	$13,733

1	Reduced by $43.9 million received for a commutation with Houston Casualty Company.

PMA Capital Corporation
Operating Cash Flows - Fee-based Business
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2009	2009	2009	2010	2010	2010	2009

Receipts:
Claims service, commissions and other revenues	$18,203	$21,658	$15,909	$24,398	$21,432	$45,830	$40,479
Investment income received	102	139	13	40	64	104	188
Total receipts	18,305	21,797	15,922	24,438	21,496	45,934	40,667

Disbursements:
Operating expenses paid	14,140	19,050	14,804	20,743	17,812	38,555	30,987
Commissions and premiums paid	2,090	3,270	(4,117)	3,939	991	4,930	3,770
Total disbursements	16,230	22,320	10,687	24,682	18,803	43,485	34,757

Net other	(3,644)	4,453	(2,690)	723	183	906	(3,886)

Net operating cash flows	$(1,569)	$3,930	$2,545	$479	$2,876	$3,355	$2,024

PMA Capital Corporation
Statutory Surplus
(Dollar Amounts in Thousands)

	2nd	3rd	4th		1st	2nd
	Quarter	Quarter	Quarter		Quarter	Quarter
	2009	2009	2009		2010	20101

PMA Pool 2	$373,654	$385,111	$417,330	3	$422,377	$430,806
PMA Capital Insurance Company 4	26,446	30,202	-		-	-

PMA Capital Corporation
Statutory Financial Information - PMA Pool 2
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2009	2009	2009	2010	20101	20101	2009

Net Premiums Written:
Workers' Compensation	$72,181	$102,329	$72,373	$110,709	$63,491	$174,200	$174,072
Other Commercial Lines	8,403	8,965	8,167	13,040	9,339	22,379	21,890
Total - PMA Pool	$80,584	$111,294	$80,540	$123,749	$72,830	$196,579	$195,962

Statutory Ratios:
Loss and LAE ratio	51.8%	68.9%	72.8%	71.4%	70.8%	71.1%	61.5%
Underwriting expense ratio	30.7%	22.0%	31.3%	21.4%	33.2%	25.8%	25.1%
Policyholders' dividend ratio	1.2%	1.4%	1.5%	1.2%	1.2%	1.2%	1.2%
Combined ratio	83.7%	92.3%	105.6%	94.0%	105.2%	98.1%	87.8%
Operating ratio	75.0%	83.5%	96.3%	85.0%	96.3%	89.1%	79.4%

1	Estimated.
2	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
3	Includes impact of adoption of Statement of Statutory Accounting Principles No. 10R, "Income Taxes - Revised, A Temporary Replacement of SSAP No. 10."
4	Sold December 24, 2009.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:		Inquiries:
American Stock Transfer & Trust Company		John M. Cochrane
Shareholder Relations		Interim Chief Financial Officer
59 Maiden Lane – Plaza Level		610.397.5076
New York, NY 10038		email: john_cochrane@pmagroup.com
www.amstock.com
Investor Relations
Phone Inquiries:		610.397.5298
800.937.5449		email: investorrelations@pmacapital.com

Email Inquiries:		Company Website:
info@amstock.com		www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 7/28/2010):

	A.M. Best	Fitch	Moody's
PMA Pool 1	A- (4th of 16)	BBB+ (8th of 21)	Baa3 (10th of 21)

1 The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.